                                                                    EXHIBIT 10.9

                             AMENDED AND RESTATED
                          BILL OF SALE AND ASSIGNMENT

     This Amended and Restated Bill of Sale and Assignment (the "Agreement") is made effective as of October 1, 1999, by and between X10 Ltd., a Bermuda corporation (the "Assignor") and X10 Wireless Technology, Inc., a Delaware corporation (the "Company").

                                   RECITALS

     A. Assignor and the Company have previously entered into that certain Bill of Sale and Assignment (the "Bill of Sale") dated as of October 1, 1999, pursuant to which Assignor assigned to the Company certain technology, intellectual property rights and products related to broadband wireless- and powerline-based home and small office networking;

     B. The Bill of Sale did not fully set forth the entire understanding between the parties with respect to the technology, intellectual property rights and products transferred under the Bill of Sale; and

     C. The parties now wish to amend and restate the Bill of Sale in order to clarify and memorialize the correct understanding of the parties with respect to the technology, intellectual property rights and products transferred under the Bill of Sale and to further describe the obligations and practices of the parties in connection therewith.

                                   AGREEMENT

     In consideration of the foregoing, the mutual covenants and conditions contained in this Agreement and other good and valuable consideration, the receipt of which is hereby acknowledged, the parties agree as follows:

     1. Assignor hereby irrevocably assigns, sells, transfers and conveys to the Company all right, title and interest in and to the property described in Exhibit A attached hereto and all applicable intellectual property rights related thereto, on a worldwide basis, related thereto, including, without limitation, copyrights, trademarks, trade secrets, patents, patent applications, moral rights, contract and licensing rights (the "Property"). In consideration of such transfer of the Property, the cancellation of a promissory note in the principal amount of One Million Twenty-Four Thousand Three Hundred Dollars ($1,024,300) held by Assignor and for the execution and delivery by Assignor of other agreements between Assignor and the Company that are effective on even date herewith, the Company has issued to Assignor Ten Million (10,000,000) shares of the Company's Common Stock (the "Payment"). Assignor hereby acknowledges that it retains no right to use the Property and agrees not to challenge the validity of the Company's ownership of the Property.

     2. Upon each request by the Company, and at the Company's expense, Assignor agrees to promptly execute documents, testify and take other acts as the Company may deem necessary or desirable to procure, maintain, perfect, and enforce the full benefits, enjoyment, rights, title and interest, on a worldwide basis, of the Property assigned hereunder, and render all reasonable assistance in making application for and obtaining original, divisional, renewal, or reissued utility and design patents, copyrights, mask works, trademarks, trade secrets, and all other technology and intellectual property rights throughout the world related to any of the Property, in the Company's name and for its benefit. Assignor hereby assigns to the Company any and all claims, of any nature whatsoever, which Assignor now has or hereafter may have for infringement of any Property assigned hereunder. In the event the Company is unable for any reason, after reasonable efforts, to secure Assignor's signature on any

                                       1.

document needed in connection with the actions specified herein, Assignor hereby irrevocably designates and appoints the Company and its duly authorized officers and agents as its agents and attorneys in fact, which appointment is coupled with an interest, to act for and in its behalf to execute, verify and file any such documents and to do all other lawfully permitted acts to further the purposes of this paragraph with the same legal force and effect as if executed by Assignor. Assignor hereby assigns to the Company any and all claims, of any nature whatsoever, which Assignor now has or hereafter may have for infringement of any Property assigned hereunder.

     3. Assignor further agrees to deliver to the Company upon execution of this Agreement any and all tangible manifestations of the Property, including, without limitation, all notes, records, files and tangible items of any sort in its possession or under its control relating to the Property. Such delivery shall include all present and predecessor versions. In addition, from and after the execution of this Agreement, Assignor agrees to provide to the Company, at the expense of the Company, competent and knowledgeable assistance to facilitate the transfer of all information, know-how, techniques, processes and the like related to such tangible manifestations and otherwise comprising the intangible aspects of the Property.

     4. Assignor represents and warrants to the Company that (a) Assignor is the sole owner of the Property and has full and exclusive right to assign the rights assigned herein, (b) Assignor has full right and power to enter into and perform this Agreement without the consent of any third party, (c) all of the Property is free and clear of all claims, liens, encumbrances and the like of any nature whatsoever, (d) the Property is an original work of Assignor, (e) none of the Property infringes, conflicts with or violates any copyright, trademark, trade secret or other intellectual property right of any kind (including, without limitation, any trade secret) or similar rights of any third party or, to Assignor's knowledge, any patent, (f) Assignor was not acting within the scope of employment or any other service arrangements with any third party when conceiving, creating or otherwise performing any activity with respect to the Property, (g) the execution, delivery and performance of this Agreement does not conflict with, constitute a breach of, or in any way violate any arrangement, understanding or agreement to which Assignor is a party or by which Assignor is bound, and (h) Assignor has maintained the Property in confidence and has not granted, directly or indirectly, any rights or interest whatsoever in the Property to any third party.

     5. Assignor further represents and warrants to the Company that no claim, whether or not embodied in an action past or present, of any infringement, of any conflict with, or of any violation of any patent, copyright, trade secret or other intellectual property right or similar right, has been made or is pending or threatened against Assignor relative to the Property. Assignor agrees to promptly inform the Company of any such claim arising or threatened in the future with respect to the Property or any part thereof.

     6. Assignor will indemnify and hold the Company harmless from any and all claims, losses, liabilities, damages, expenses and costs (including attorneys' fees and court costs) which result from a breach or alleged breach of any representation or warranty of Assignor (a "Claim") set forth in this Agreement; provided, that the Company gives Assignor written notice of any such Claim and Assignor has the right to participate in the defense of any such Claim at its expense. Each party shall also indemnify the other for any claims relating to taxes that may be levied on such party that arise primarily as a result of the other party's conduct of its business and activities.

     7. For purposes of not preventing the Company from using the Property, Assignor hereby grants to the Company a license to any and all ideas, concepts, inventions, designs, hardware and software, or other property and proprietary information of Assignor (the "Assignor Property") that is reasonably necessary for the Company (a) to use the Property for its various intended uses, and (b) to design, develop and manufacture improvements and modifications to the Property and new products based upon the Property.

                                       2.

Such license shall be non-exclusive, perpetual, royalty-free, fully-sublicensable and worldwide, with rights to make, use, copy, reproduce, modify, distribute, market, import, sell, and offer to sell works deriving from, incorporating or integrating the Assignor Property, in connection with the Company's business, and not for use or sale by the Company or any third party as a standalone product.

     8. This Agreement and the Exhibit attached hereto constitute the entire, complete, final and exclusive understanding and agreement of the parties hereto with respect to the subject matter hereof, and supersedes any other prior or contemporaneous oral or written understanding or agreement. This Agreement may be modified or amended only by mutual written consent of the parties; provided, however, that after the effective date of the Company's first firm commitment underwritten public offering of its securities registered under the Securities Act of 1933, as amended, any such modification or amendment shall be effective only if it is approved by a majority of the directors serving on the Audit Committee of the Board of Directors of the Company.

     9. This Agreement will be governed and construed in accordance with the laws of the State of Washington as applied to transactions taking place wholly within Washington between Washington residents. The parties hereby expressly consent to the exclusive personal jurisdiction of and venue in the state and federal courts located in King County, Washington for any lawsuit filed there arising from or related to this Agreement. Notwithstanding the foregoing, however, the Company may bring an action for injunctive or equitable relief in any jurisdiction it deems reasonably necessary to protect its proprietary rights. This Agreement shall not be subject to or governed by the United Nations Convention on Contracts for the International Sale of Goods, which is specifically disclaimed by the parties.

     10. If any provision of this Agreement is found invalid or unenforceable, in whole or in part, the remaining provisions and partially enforceable provisions will, nevertheless, be binding and enforceable.

     11. Failure by either party to exercise any of its rights hereunder shall not constitute or be deemed a waiver or forfeiture of such rights.

     12. The provisions hereof shall inure to the benefit of, and be binding upon, the successors, assigns, heirs, executors and administrators of the parties hereto.

     13. Each party to this Agreement acknowledges that Cooley Godward LLP ("Cooley Godward"), outside general counsel to the Company, represents only the Company with respect to the matters contained in this Agreement and does not represent Assignor in connection herewith. Assignor acknowledges that and agrees that it should not rely upon the advice of Cooley Godward with respect to the matters contained herein, and that it has had adequate opportunity to obtain the advice of independent legal counsel with respect to the matters contained in this Agreement.

                                       3.

     In Witness Whereof, the undersigned have executed this Amended and Restated Bill of Sale and Assignment as of the date set forth below.

                              X10 Ltd.

                              By: /s/ George Stevenson
                                 ---------------------------------------------
                                    (signature)

                              Name:
                                   -------------------------------------------
                                    (please print name)

                              Title:
                                    ------------------------------------------


                              X10 Wireless Technology, Inc.

                              By: /s/ Wade Pfeiffer
                                 ---------------------------------------------
                                    (signature)

                              Name: Wade Pfeiffer
                                   -------------------------------------------
                                    (please print name)

                              Title: CFO
                                    ------------------------------------------


                                       4.

STATE OF WASHINGTON  )
                     ) ss.
COUNTY OF KING       )

          I certify that I know or have satisfactory evidence that ________________________ is the person who appeared before me, and said person acknowledged that he signed this instrument, on oath stated that he was authorized to execute the instrument and acknowledged it as the ______________________ of X10 Ltd. to be the free and voluntary act of such corporation for the uses and purposes mentioned in this instrument.

DATED:
      ------------------------------      ------------------------------------

                                          Print Name:
                                                     -------------------------
                                          NOTARY PUBLIC for the State of
                                          Washington, residing at

                                          ------------------------------------

                                          My appointment expires:

                                          ------------------------------------

                                       5.

                                   EXHIBIT A

                            DESCRIPTION OF PROPERTY

I. Products. All of the products owned by X10 Ltd. that relate to multiple frequency wireless transmittors and cameras and all wireless remotes that are used in conjunction with the 2.4GHz video senders and all products developed specifically at the request of X10 Wireless Technology, Inc. (the "Products") including, without limitation, the products listed below, all right, title and interest in the designs and development processes of such Products, all documentation associated with such Products, marketing and promotional materials for such products and any ancillary technology owned by Assignor that is necessary for Company to own and fully use the Products.

Product #     Product Name
---------     ------------
AK10A         MP3 Audio Sender
AK11A         MP3 Audio Sender + MP3 Remote
AR10A         MP3 Audio Receiver
AT10A         MP3 Audio Transmitter
CK17A         FireCracker Interface
CK18A         FireCracker
CK19A         FireCracker II
CM17A         Computer Interface, 310 MHz RF Transmitter, powered from serial port
CR12A         Camera Scanning Remote
KR19A         Keychain remote (SlimFIRE) for Home Control
KR21A         Keychain remote (similar to KR19A but 4 # buttons + On/Br-Off/Dim)
KR22A         Key chain remote (similar to KR19A but 4 separate ON-OFFs + Br/Dim)
MK19A         Mouse Remote and Receiver Kit
MR26A         MP3/Multimedia RF Receiver for use with UR51A and UR52A remotes
MS13A         HawkEye Indoor Motion Sensor
MS14A         EagleEye Indoor/Outdoor Motion Sensor
PHR04         Pro SlimLITE Key fob
PHR05         Pro Keychain Remote, similar to KR19A but 3 ON-OFF buttons
PHW03         Pro 3 unit + Bright/dim Wireless W.S. (for use with any X-10 RF Receiver)
PHW04D        Pro HomePlate (TM)
PHW04D (G)    HomePlate (TM) Gold
PMS02         Pro HawkEye (TM) Indoor Motion Sensor
PS10A         Addressable Power Supply for Video Senders (replaced by XM10A)
PT30A         Power Supply for VT30A
PT30A         Power Supply for VT30A
PT31A         Power supply for SC16A
PT31A         Power supply for SC16A
RCR17         Retail Camera Scanning Remote
RKR24         Retail SlimLITE Key fob
RLM20         Retail Mini Screw-In Lamp Module
RMS19         NITEOwl (TM) Retail Indoor/Outdoor Motion Sensor
RSC20         Retail version of SC15A-W. (WHITE)
RSS18         Retail HomePlate (TM)

                                 Exhibit A-1.

RSS20         Retail HomePlate (TM) Gold
RVK35         Retail Video Sender
RVK54         Retail Scan Cam
RVR35         Retail Video Receiver + PR30A Power Supply
RVT35         Retail Video Transmitter + PT30A Power Supply
RXC15         Retail camera with 2.4 GHz transmitter built-in
RXC16         Retail b/w version Camera with 2.4 GHz transmitter built-in
RXM15         Retail version of XM10A
RXX16         Retail XC10A camera with 2.4 GHz transmitter built-in + XM10A P.S.
RXX17         Retail XC11A b/w camera with 2.4 GHz transmitter plus power supply
SC15A         Xcam Anywhere (Indoor/Outdoor) Camera with mic. (GRAY)
SC15A-W       Xcam Anywhere (Indoor/Outdoor) Camera with mic. (WHITE)
SC16A         Xcam Anywhere (Indoor/Outdoor) Camera with mic. (GRAY)
SC17A         Xcam Anywhere (Indoor/Outdoor) Camera with mic. (WHITE)
SC18A         Xcam Anywhere (Indoor/Outdoor) Camera with mic. (GRAY) new IC + XM10A
SC20A         B/W Xcam Anywhere (GRAY)
SC21A         B/W version of Xcam Anywhere (GRAY 60 ft. cord + XM10A)
SS13A         StyleSwitch 3 unit + dim
SS15A         StyleSwitch 3 unit + dim (Gold Trim)
SW10A         MacroRecorder Software
SW11A         Fuse Software
SW12A         Boom Software
SW15A         X-Ray Vision Software
SW16A         Boom II Software
SW17A         IR Commander software for use with UX17A
UR47A         X-10 DVD 6-in-1 RF: TV, VCR, CBL, AUX, ,SAT, DVD
UR51A         MP3 Remote, same as UR47A but with PC features added.
UR52A         Real Media Remote, same as UR47A but with PC features added.
UX17A         RF to IR A/V Blaster with plug-in power supply
VA10A         USB to Video Adapter
VA23A         VGA to Video Adapter
VC10A         Indoor Color Camera
VC12A         Indoor Color Camera with mic
VK20A         Video Sender kit
VK22A         Video Sender kit + UR23A
VK25A         Big Picture Kit
VK30A         New Video Sender kit
VK32A         XCam kit. Includes VR30A, VT30A, PR30A, PT30A, VC10A
VK34A         XCam Anywhere kit. Includes VR30A, VT30A, PR30A, PT30A, SC15A
VK35A         DVD Anywhere kit. Includes VR30A, VT30A, PR30A, PT30A, MK19A + cable
VK36A         MP3 Anywhere kit. Includes VR30A, VT30A, PR30A, PT30A, MK19A + cable
VK37A         Xcam with mic Video Sender kit (VR30A, VT30A, PR30A, PT30A, VC12A)
VK38A         Video Sender kit with camera, CR12A, XM10A, (qty and mix to TBT)
VK41A         SC15A-W and VT30A (includes PT30A)
VK42A         VK40A plus IN19A (instructions) Now VR30A + IN19A
VK43A         VC10A and VT30A (includes PT30A)

                                 Exhibit A-2.

VK44A         SC15A-W + PT31A + 60 ft. cable
VK45A         XX10A, VR30A, RCA/RCA cable, FF cable (replaced by VK48A)
VK47A         UR51A MP3 Remote plus MR26A Receiver
VK48A         XX10A, VR31A (mono), RCA/RCA cable, FF cable
VK49A         XC10A camera + XM10A addressable PS + VR31A Video Receiver
VK50A         VA10A USB Video Adapter + SW15A Xray Vision Software
VK51A         SC15A + VK30A + VK50A (VA10A + SW15A) + IN22A instructions
VK52A         MP3 Anywhere 2000 kit (VK30A, VK47A, SW16A, ZC13A, IN23A
VK53A         DVD Anywhere 2000 kit (VK30A, VK47A, SW16A, ZC13A, IN24A
VK55A         XRay Vision: XX10A, VR30A, VA10A, SW15A, IN25A
VK56A         XCam Anywhere Kit white (VK30A, SC15A-W, IN13A)
VR20A         Large Video Receiver (part of VK20A and VK22A Kits)
VR30A         Small Video Receiver + PR30A Power Supply (* was VK40A)
VR31A         Small Video Receiver (ONE audio connector) + PR30A Power Supply
VT20A         Large Video Transmitter (part of VK20A and VK22A Kits)
VT24A         Large Video Transmitter (part of VK25A Big Picture Kit)
VT30A         Small Video Transmitter + PT30A Power Supply (* was VK39A)
XC10A         Camera with 2.4 GHz transmitter built-in
XC11A         b/w version of XC10A Camera with 2.4 GHz transmitter built-in
XM10A         100mA X10 controlled power supply for the XC10A camera.
XM11A         200mA X10 controlled power supply for the XC10A camera
XPC10         Pro VC10A and VT30A (includes PT30A)
XPC20         Pro SC15A-W and VT30A (includes PT30A)
XSC15         Pro Xcam Anywhere (Indoor/Outdoor) Camera with mic. (WHITE)
XSC17         Pro SC15A-W + PT31A + 60 ft. cable
XVC10         Pro Indoor Color Camera
XX10A         XC10A camera with 2.4 GHz transmitter built-in + PT30A power supply
XX11A         XC10A camera with 2.4 GHz transmitter built-in + XM10A power supply
XX12A         XC11A b/w camera with 2.4 GHz transmitter plus power supply
ZB10A-100     Battery Pack for XC10A camera
ZB10A-200     Battery Pack for XC10A camera with on/off switch
ZC13A         MP3 cable
ZC14A         XCam Anywhere Adapter Cable
ZT10A         Tripod for XCams

II. Technology. Any and all ideas, concepts, know-how, inventions, designs, hardware and software, or other proprietary information of Assignor, related to multiple frequency wireless transmittors or otherwise, that is used or applied in the design, development or manufacture of wireless products, including, without limitation, the Products.

III. Intellectual Property Rights. All patents, patent applications, copyrights, logos, trademarks and service marks related to the Products and the Technology and now or hereafter owned by Assignor including, without limitation, the following:

     Patents and Patent Applications

     Multi-Camera Surveillance and Monitoring System (No. 09/539,986)

                                 Exhibit A-3.

     Voice-Operated R/C PC Jukebox (No. 09/566,008)

     RF PC Interface (No. 09/390,540)

     Method For Determining Extent of Graphics Content to Deliver to Network User (No. pending)

     [Logos]

[LOGO OF BIG GAME(TM)]                  [LOGO OF BIG PICTURE(TM)]       [LOGO OF BOOM(TM)]               [LOGO OF BOOM 2000(TM)]

[LOGO OF DVD ANYWHERE 2000(TM)]         [LOGO OF EAGLE EYE(TM)]         [LOGO OF FIRECRACKER(TM)]        [LOGO OF GIGACAM(TM)]

[LOGO OF HAWKEYE MOTION SENSOR(TM)]     [LOGO OF MACRO RECORDER         [LOGO OF MP3 DIGITAL STUDIO      [LOGO OF MP3(TM)]
                                         FIRECRACKER]                    ANYWHERE 2000]

[LOGO OF MP3 DIGITAL STUDIO             [LOGO OF SCAN CAM(TM)]          [LOGO OF SLIMLINE SWITCH(TM)]    [LOGO OF SLIMLINE GOLD
 ANYWHERE]                                                                                                GOLD SWITCH(TM)]

[LOGO OF SOCKET ROCKET(TM)]             [LOGO OF SOCKET ROCKET(TM)]     [LOGO OF STICK-A-SWITCH(TM)]     [LOGO OF STYLE SWITCH(TM)]

[LOGO OF ULTIMATE REMOTE(TM)]           [LOGO OF X10 WIRELESS           [LOGO OF X10 WIRELESS            [LOGO OF X10 WIRELESS
                                         TECHNOLOGY, INC.(R)]            TECHNOLOGY, INC.(R)]             TECHNLOGOY, INC.(R)]

[LOGO OF XCAM2(TM)]                     [LOGO OF X10 XRAY               [LOGO OF XRAY VISION(TM)]        [LOGO OF XCAM(TM)]
                                         VISION(TM)]
                                                                                                         [LOGO OF DVD VIDEO
                                                                                                          ANYWHERE]

                                 Exhibit A-4.

     Trademarks

          Registered Trademarks and Trademark Applications

          Firecracker (No. 75/831400 )

          Common Law Trademarks

          Xcam
          Xcam II
          Gigacam
          ScanCam
          Xray Vision
          Ultimate Remote
          DVD Anywhere
          MP3 Anywhere
          DVD Anywhere 2000
          MP3 Anywhere 2000
          Big Picture
          Big Game
          Firecracker
          Hawkeye
          Eagleeye
          Stick-A-Switch
          StyleSwitch
          Slimline
          Slimline Gold
          MacroRecorder
          Fuse
          Boom
          Boom II
          MouseREMOTE
          SlimFire
          Digipad
          IR Commander
          X10 Wireless Technology
          Socket Rocket
          Ultimate Remote
          Video Sender

                                 Exhibit A-5.